UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): June 30, 2017

CHINA BIOLOGIC PRODUCTS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-34566	75-2308816
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

18th Floor, Jialong International Building 19 Chaoyang Park Road Chaoyang District, Beijing People’s Republic of China (Address of Principal Executive Offices)	100125 (Zip Code)

86-10-6598-3166 Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

China Biologic Products, Inc. (the “Company”) held its 2017 Annual Meeting of Stockholders (the “Annual Meeting”) on Friday, June 30, 2017 (Beijing time). Proxies for the Annual Meeting were solicited pursuant to the Company’s proxy statement filed on May 19, 2017 with the Securities and Exchange Commission (the “Proxy Statement”).

The Company’s stockholders considered five proposals, each of which is described in the Proxy Statement. A total of 23,944,222 shares were represented in person or by proxy, or 88.0% of the total shares outstanding as of May 17, 2017, the record date of the Annual Meeting. The final results of votes with respect to the proposals submitted for stockholder vote at the Annual Meeting are set forth below.

Proposal No. 1 – Election of directors

Stockholders elected Sean Shao, Wenfang Liu and David Hui Li as Class II directors for a three-year term as follows:

Director	For	Withhold
Sean Shao	15,283,980	8,660,062
Wenfang Liu	16,129,737	7,814,305
David Hui Li	16,130,546	7,813,496

Proposal No. 2 – Ratification of selection of independent auditors

Stockholders ratified the selection of KPMG Huazhen LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2017.

For	Against	Abstain
22,097,977	1,373,278	472,967

Proposal No. 3 – Advisory vote to approve executive compensation

Stockholders approved the compensation of our named executive officers as disclosed in the Proxy Statement.

For	Against	Abstain
12,841,747	10,697,769	404,526

Proposal No. 4 – Advisory vote on the frequency of an advisory vote on executive compensation

Stockholders approved the one-year interval for the advisory vote on executive compensation.

One year	Two years	Three years	Abstain
22,408,265	2,916	1,120	1,530,216

In light of the results of the stockholder vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers, and consistent with the Company’s recommendation, the Company’s Board of Directors has determined that the Company will hold an advisory vote on executive compensation annually until the next required vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers.

Proposal No. 5 – Adoption of the merger agreement

Stockholders approved and adopted the agreement and plan of merger by and between the Company and China Biologic Products Holdings, Inc., an exempted company incorporated under the laws of the Cayman Islands and a wholly owned subsidiary of the Company, pursuant to which the Company will merge with and into China Biologic Products Holdings, Inc. The Company is proceeding with the completion of the transaction and expects the merger to become effective during the third quarter of 2017.

For	Against	Abstain
16,151,633	7,421,570	370,838

There were no broker non-votes for any of the proposals submitted for stockholder vote at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 30, 2017	CHINA BIOLOGIC PRODUCTS, INC.

	By:	/s/ David (Xiaoying) Gao
David (Xiaoying) Gao
Chief Executive Officer